SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ] Preliminary Proxy Statement


[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))


[X] Definitive Proxy Statement


[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              DELCATH SYSTEMS, INC.
                              ---------------------
                (Name of Registrant as Specified In Its Charter)

                    -----------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         -------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

         -------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

         ------------------------------------------------

         (5) Total fee paid:

         -------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         -------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:

         -------------------------------------------------

         (3) Filing Party:

         -------------------------------------------------

         (4) Date Filed:

          -------------------------------------------------

                        ---------------------------------

                              DELCATH SYSTEMS, INC.
                               1100 Summer Street
                           Stamford, Connecticut 06905
                                 (203) 323-8668

                        ---------------------------------

                    Notice of Special Meeting of Stockholders

                         To Be Held on January 31, 2003

          Notice is hereby given that a Special Meeting of Stockholders of Delcath Systems, Inc., a Delaware corporation, will be held on Friday, January 31, 2003, at 11:00 a.m. (Eastern Time) at our principal executive offices, 1100 Summer Street, 3rd Floor, Stamford, Connecticut 06905.


          At the special meeting, the stockholders will be asked:

                  1. To vote on a proposed amendment to our certificate of incorporation to increase the authorized number of shares of our common stock, par value $0.01 per share, from 15 million to 35 million; and

                  2.       To transact any other business that may properly come
                           before   the   meeting   or  any   postponements   or
                           adjournments thereof.


          A proxy statement detailing the matter to be considered at the special meeting is attached to this Notice. Our Board of Directors has fixed the close of business on December 20, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting and any postponements or adjournments thereof. A complete list of the stockholders entitled to notice of and to vote at the special meeting will be open to the examination of any of our stockholders upon request during regular business hours at our offices at 1100 Summer Street, Stamford, Connecticut 06905, for the ten-day period prior to the special meeting.


          You are cordially invited to attend the special meeting. Whether you plan to attend the special meeting or not, it is important that you promptly complete, sign, date and return the enclosed proxy card in accordance with the instructions set forth on the card. This will ensure your proper representation at the special meeting. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

                                   By Order of the Board of Directors

                                   M. S. KOLY

                                   President and Chief Executive Officer


Stamford, Connecticut
December 23, 2002

                        ---------------------------------

                              DELCATH SYSTEMS, INC.
                               1100 Summer Street
                           Stamford, Connecticut 06905
                                 (203) 323-8668

                        ---------------------------------


                                 Proxy Statement

                        ---------------------------------



          This proxy statement is being furnished to the stockholders of Delcath Systems, Inc., a Delaware corporation, in connection with the solicitation of proxies by and on behalf of our Board of Directors for use at a Special Meeting of Stockholders to be held at 11:00 a.m. (Eastern Time) on Friday, January 31, 2003, at Delcath's principal offices, 1100 Summer Street, 3rd Floor, Stamford, Connecticut 06905, and any postponements or adjournments thereof. This proxy statement and the form of proxy are first being mailed to stockholders on or about December 23, 2002.


          At the special meeting, the stockholders will be asked:

                  1. To vote on a proposed amendment to our certificate of incorporation to increase the authorized number of shares of our common stock, par value $0.01 per share, from 15 million to 35 million; and

                  2.       To transact any other business that may properly come
                           before   the   meeting   or  any   postponements   or
                           adjournments thereof.

                                VOTING PROCEDURES


          Each of M. S. Koly and Samuel Herschkowitz, M.D. are named as proxies in the enclosed proxy. Mr. Koly is our President, Chief Executive Officer and Treasurer and is also a member of our Board of Directors. Dr. Herschkowitz is our Chief Technology Officer and is also Chairman of our Board of Directors. Mr. Koly or Dr. Herschkowitz will vote all shares represented by properly executed proxies returned in time to be counted at the special meeting.


Solicitation of Proxies

          If the accompanying proxy is properly executed and returned, the shares of our common stock represented thereby will be voted in accordance with the instructions specified in the proxy. In the absence of an instruction to the contrary, such shares will be voted FOR the proposed amendment to our certification of incorporation to increase the authorized number of shares of our common stock from 15 million to 35 million.

          The Board of Directors is not currently aware of any business to be acted upon at the special meeting other than as described herein. If, however, other matters are properly brought before the special meeting or any adjournments or postponements thereof, Mr. Koly and Dr. Herschkowitz will have the discretion to vote or act thereon in accordance with their best judgment.

Manner and Expense of Solicitation

          Solicitation of proxies will be undertaken by our officers and employees, on behalf of the Board of Directors, by mail, telephone, facsimile, electronic means and personal contact. All costs thereof will be borne by Delcath. We shall also make arrangements with brokerage houses, banks and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of our common stock and to request authority for the execution of proxies. We do not expect to retain a firm to assist us in soliciting proxies. However, if we decide to retain a proxy solicitor, we would pay such solicitor its customary fee and reimburse it for its out-of-pocket expenses. We shall reimburse such organizations for their reasonable expenses in connection therewith.

Revocation of Proxy

          Any proxy may be revoked by the person giving it at any time before it is exercised by (i) attending and voting in person at the special meeting or
(ii) delivering to us (a) a written notice of revocation or (b) a duly executed proxy relating to the same shares, bearing a date later than the proxy previously executed. Attendance at the special meeting will not in and of itself constitute a revocation of a proxy. All written notices of revocation and other communications with respect to revocation of proxies should be addressed to us at our principal executive offices and must be received before the taking of votes at the special meeting.

Record Date; Outstanding Shares; Voting at the Special Meeting


          Only holders of our common stock of record at the close of business on December 20, 2002 (the "Record Date") will be entitled to receive notice of and to vote at the special meeting. At the close of business on the Record Date, we had outstanding and entitled to vote 4,133,897 shares of common stock. Each of the shares is entitled to one vote on each matter submitted to stockholders at the special meeting.


          Votes cast by written proxy or in person at the special meeting will be counted by the persons appointed by the Board of Directors to act as inspectors of election for the special meeting. Our bylaws provide that the holders of shares representing a majority of the votes entitled to be cast at the meeting, present in person or by proxy, will constitute a quorum for the transaction of business. Shares for which a holder has elected to abstain on a matter will count for purposes of determining the presence of a quorum. "Broker non-vote" shares (i.e., shares held in street name which cannot be voted by a broker on specific matters in the absence of instructions from the beneficial owner of the shares) will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. The affirmative vote of a majority of the shares entitled to vote at the special meeting is required for approval of the amendment to our certificate of incorporation. Because the vote required to approve the amendment to our certificate of incorporation is a majority of the votes entitled to be cast, abstentions and broker non-votes have the same effect as a vote against approval of the amendment.

                                 PROPOSAL NO. 1

     TO APPROVE AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF OUR COMMON STOCK FROM 15 MILLION TO
                                   35 MILLION


          Under our certificate of incorporation, as currently in effect, we are authorized to issue up to 15 million shares of common stock. On November 22, 2002 the Board of Directors approved an amendment to our certificate of incorporation to increase the number of authorized shares to 35 million, subject to approval by Delcath's stockholders. As of the Record Date, we had 4,133,897 shares of common stock issued and outstanding, 2,572,663 shares of common stock reserved for future issuance upon exercise of outstanding warrants and options and 6,706,560 shares reserved for possible issuance under our stockholder rights agreement. Under our certificate of incorporation, we are also authorized to issue up to 10 million shares of preferred stock. As of the date hereof, we have no shares of our preferred stock outstanding. If the proposed amendment to our certificate of incorporation is approved and becomes effective, the number of shares of preferred stock we are authorized to issue would remain unchanged at 10 million. The par value of both the common stock and the preferred stock would also remain unchanged.


          Holders of our common stock are entitled to one vote per share on all matters to be voted on by stockholders and to receive such dividends, if any, that are declared by the Board of Directors. The common stock has no other rights and there are no preemptive or sinking fund provisions applicable to the common stock.

          Pursuant to our stockholder rights agreement, rights to purchase common stock will accompany each additional share of common stock issued prior to the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as those terms are defined in the stockholder rights agreement). The stockholder rights agreement also provides that at all times, Delcath must reserve for issuance that number of shares of common stock that would be issuable upon the exercise of the right to purchase common stock in accordance with the terms of the stockholder rights agreement.

          Taking into account our outstanding common stock, the shares reserved for outstanding options and warrants and for additional options that may be granted under our option plan and the shares reserved for our stockholder rights agreement as of the Record Date have approximately 1,586,880 shares of our common stock that are not issued or reserved for issuance. We are currently exploring the feasibility of undertaking an underwritten public offering of our common stock (and warrants to purchase our common stock). We do not have a sufficient number of authorized but unissued shares or shares reserved for issuance to complete such an offering.

          We have filed a  registration  statement  under the  Securities Act of
1933 with respect to a proposed public offering. The registration statement covers the offer and sale of units that will consist of a number of shares of our common stock and a warrant to purchase additional shares of common stock equal to 50% of such number. The aggregate public offering price of the units would be $3 million (or $3.45 million if the over-allotment option to be granted to the underwriters is exercised in full). The public offering price per unit will be determined by negotiation between us and the underwriters. However, if the public offering price per share included in the units were $1.59 (the average closing price per share of our common stock for the five trading days ended December 17, 2002) plus $0.11 per warrant included in the units to buy one-half share (50% of the average closing price per warrant of our publicly traded warrants for such five trading days), we would issue 1,765,000 shares (or 2,030,000 shares if the over-allotment option is exercised in full) and warrants to purchase an additional 882,000 shares (or 1,015,000 shares if the over-allotment option is exercised in full). In addition we would reserve an additional 2,647,000 shares (or 3,045,000 shares if the over-allotment option is exercised in full) under our stockholder rights agreement. Whether and when we might be able to complete a public offering of our securities will depend on market and other conditions that are not within our control. In addition, we cannot say what the public offering price might be if we complete an offering. This proxy statement does not constitute an offer to sell or the solicitation of an offer to buy any securities. Any offer or sale of securities will be made only pursuant to a registration statement that has been filed with the Securities and Exchange Commission. Shares will not be sold and offers to buy shares will not be accepted prior to the time the registration statement becomes effective.

          We anticipate that, if the offering is completed, we will use the net proceeds for working capital to fund human clinical trials and pay other associated costs in connection with obtaining pre-marketing approval of the Delcath system from the U.S. Food and Drug Administration


          Once authorized, the additional shares of common stock may be issued with approval of the Board of Directors but without further approval of our stockholders unless stockholder approval is required by applicable law, rule or regulation. If the proposed amendment becomes effective, it could, under certain circumstances, have an anti-takeover effect, although that is not its intention. For example, if we were the subject of a hostile takeover attempt, we could try to impede the takeover by issuing shares of common stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost of the takeover. The Board of Directors is not aware of any attempt or plan to acquire control of Delcath, and this proposal is not being presented as an anti-takeover device.

          In the event the stockholders vote in favor of this proposal, we intend to amend our certificate of incorporation promptly thereafter to provide for the increase in authorized common stock. If the stockholders do not approve the amendment, then the number of authorized shares of common stock will remain at 15 million. In that event, we may not have enough shares of common stock to issue in connection with the proposed public offering of our securities and the proposed public offering would not be consummated.

Recommendation of The Board of Directors

          The Board of Directors, which unanimously approved the amendment to our certificate of incorporation, recommends a vote "FOR" this proposal.

           SECURITY OWNERSHIP BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS

          The following table sets forth, as of November 15, 2002, certain information regarding the ownership of our voting securities by (i) each person who, to our knowledge, beneficially owned more than 5% of our voting securities outstanding on such date, (ii) each of our directors and executive officers and
(iii) all of our directors and executive officers as a group.

          Unless otherwise stated, the address for each person or entity listed below is c/o Delcath Systems, Inc., 1100 Summer Street, Stamford, Connecticut 06905.


                       Directors,                                       Shares                      Percentage of
                   Executive Officers                                Beneficially                   Common Shares
                and 5% Stockholders (1)                                Owned (2)                   Outstanding (3)
                -----------------------                                ---------                   ---------------

    M. S. Koly (4)                                                     1,635,348                        39.5%
    Venkol Trust (5)                                                   1,245,864                        30.0%
    Samuel Herschkowitz, M.D. (6)                                        178,074                         4.3%
    Yenom X Partners (7)                                                 263,446                         6.3%
    Mark A. Corigliano (8)                                                28,000                          *
    Daniel Isdaner (9)                                                    30,500                          *
    Victor Nevins (10)                                                    31,100                          *
    Thomas S. Grogan (11)                                                  6,000                          *
    All directors  and executive  officers as a group (6               1,909,022                        46.0%
    persons) (12)

___________________________
*        Less than 1% of total voting securities


(1) Except as otherwise noted in the footnotes to this table, each person or entity named in the table has sole voting and investment power with respect to all shares owned, based on the information provided to us by the persons or entities named in the table.


(2) Shares of common stock subject to options or warrants exercisable within 60 days of November 15, 2002 are deemed outstanding for computing the percentage of shares owned by the person or entity holding such options or warrants.

(3) The percentage of beneficial ownership is calculated on the amount of outstanding securities (common stock) at November 15, 2002 (4,145,197 common shares) plus, for each such person or entity, any securities that the person or entity has the right to acquire within 60 days pursuant to stock options for other rights.

(4) Mr. Koly is a director of Delcath. Includes 78,507 shares held by Mr. Koly, 19,231 shares held by M. Ted Koly, Mr. Koly's minor son, and approximately 181,000 shares held by the Venkol Trust in which Mr. Koly has a pecuniary interest. The figure above also includes the vested portion (291,746 shares) of stock options to purchase shares of common stock.

(5) Mr. Koly is the trustee of Venkol Trust and is deemed the beneficial owner of its shares based on his voting power with respect thereto.

(6) Dr. Herschkowitz is the Chairman of the Board of Directors of Delcath. The figure above includes 18,238 shares held by Dr. Herschkowitz. The figure excludes approximately 181,000 shares held by Venkol Trust. The figure also includes the vested portion (159,836 shares) of options to purchase shares of common stock.

(7) The figure above represents 243,181 shares owned directly by Yenom X Partners and 20,265 shares which could be acquired within 60 days upon exercise of warrants.

(8) Mr. Corigliano is a director of Delcath. The figure above represents 11,500 shares owned directly by him and 1,500 shares issuable upon exercise of warrants. The figure above also includes the vested portion (15,000 shares) of stock options to purchase shares of common stock.

(9) Mr. Isdaner is a director of Delcath. The figure above represents 8,000 shares directly owned by him or jointly with his wife and 7,500 shares issuable upon exercise of warrants. The figure above also includes the vested portion (15,000 shares) of stock options to purchase shares of common stock.

(10) Mr. Nevins is a director of Delcath. The figure above represents 10,100 shares owned directly by him and 4,000 shares issuable upon exercise of warrants. The above figure also represents 1,000 shares owned directly by his wife and 1,000 shares issuable upon the exercise of warrants. The figure above also includes the vested portion (15,000 shares) of stock options to purchase shares of common stock.

(11) Mr. Grogan is Chief Financial Officer of Delcath. The figure above represents the vested portion of stock options to purchase shares of common stock.

(12) The number of shares beneficially owned by all directors and executive officers as a group includes 502,582 shares of common stock issuable within 60 days of November 15, 2002 upon exercise of certain stock options granted to directors and executive officers pursuant to our various stock option plans and 10,000 shares issuable upon exercise of warrants.

                                 OTHER BUSINESS

          The Board of Directors knows of no other items that are likely to be brought before the special meeting except those that are set forth in the Notice of Special Meeting of Stockholders. If any other matters properly come before the special meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

                              STOCKHOLDER PROPOSALS

          It is contemplated that our next Annual Meeting of Stockholders will be held on or about May 22, 2003. To be eligible for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next
Annual Meeting, proposals must be addressed to our Secretary and must be received at our principal executive offices not later than December 4, 2002. In order to avoid controversy as to the date on which a proposal was received by us, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by Certified Mail, Return Receipt Requested.

                                   By Order of the Board of Directors


                                   M. S. KOLY


                                   President and Chief Executive Officer

             Please mark your
A    [ X ]   votes as in this
             Example



                                                 FOR    AGAINST   ABSTAIN   THIS PROXY, WHEN PROPERTY EXECUTED, WILL BE
1. Amendment to Certificate of Incorporation     [  ]    [  ]      [  ]     VOTED AS DIRECTED. IF NO DIRECTION IS MADE,
to increase the number of authorized shares of                              THE PROXY WILL BE VOTED FOR THE AMENDMENT TO
common stock to 35 million                                                  OUR CERTIFICATE OF INCORPORATION AND, IN THE
                                                                            CASE OF OTHER MATTERS THAT LEGALLY COME BEFORE
                                                                            THE MEETING, AS SAID ATTORNEY(S) MAY DEEM ADVISABLE.


                                                                            PLEASE CHECK HERE IF YOU PLAN TO ATTEND
                                                                            THE SPECIAL MEETING OF STOCKHOLDERS ON
                                                                            JANUARY 31, 2003 AT 11:00 A.M. (EASTERN    [  ]
                                                                            TIME) AT OUR PRINCIPAL OFFICES, 1100
                                                                            SUMMER STREET, 3RD FLOOR, STAMFORD,
                                                                            CONNECTICUT 06905.



Signature:_________________________  Date:_____________  Additional signature(s)
if held jointly:__________________ Date:__________ Important: Please sign exactly as name appears hereon. Joint owners should each sign. If signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please indicate title or capacity in which signed.

                              DELCATH SYSTEMS, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 31, 2003

          Revoking all prior proxies, the undersigned, a stockholder of DELCATH SYSTEMS, INC., hereby appoints M. S. Koly and Samuel Herschkowitz, M.D., or either of them, as attorneys and agents of the undersigned, with full power of substitution, to vote all of the shares of Delcath's common stock, par value $0.01 per share, owned by the undersigned at the Special Meeting of the Stockholders to be held at Delcath's principal offices, 1100 Summer Street, 3rd Floor, Stamford, Connecticut 06905, on Friday, January 31, 2003 at 11:00 a.m. (Eastern Time) and at any postponements or adjournments thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorney and agent or his substitute may lawfully do in place of the undersigned as indicated on the reverse.


                IMPORTANT: SIGNATURE REQUIRED ON THE REVERSE SIDE